Exhibit 99.1

Society Pass Inc. (Nasdaq: SOPA) Announces Plans to Spinout Two Profitable Business Units Into New Publicly-Traded Companies via Nasdaq IPOs in 2024

New York, 10 October 2023 – Society Pass Inc. (Nasdaq: SOPA) (“SoPa” or the “Company”), Southeast Asia’s (“SEA”) next generation, data-driven, loyalty, fintech and e-commerce ecosystem, announces that its Board of Directors, together with its financial and legal advisors, have evaluated a comprehensive range of strategic restructuring options to unlock shareholder value. As a result of these discussions, SoPa will pursue a spinout and initial public offering on Nasdaq in 2024 for its digital advertising ecosystem, Thoughtful Media Group Inc (“TMG”), and for its online travel platform, NusaTrip Inc (“NusaTrip”).

Thailand-based TMG, the premier digital advertising network in SEA, operates in Thailand, Vietnam, Indonesia, and Philippines and connects advertisers/brands/merchants with over 10,000 influencers to targeted audiences in SEA via its social media-focused advertising ecosystem. TMG delivers significant returns on investment on advertising spend for its clients by more efficiently and effectively generating additional revenues across thousands of creator channels in industries such as fashion & beauty, lifestyle, video games, cooking, automotive, travel, luxury, and sports.

Nusatrip, a leading Indonesia-based online travel agency, offers a comprehensive range of airlines and hotels on its travel platform for corporate and retail customers across SEA. With its first mover advantage, NusaTrip has onboarded over 1.2 million registered users, over 500 airlines and over 650,000 hotels around the world as well as connected with over 80 million unique visitors. Initially only focused on the Indonesian market, NusaTrip has expanded to other SEA countries to become a first-choice travel provider throughout SEA.

SoPa believes that its separately-traded TMG and NusaTrip subsidiaries will increase SoPa shareholder value as investors can more clearly evaluate the performance and future potential of these profitable businesses on a standalone basis, whilst allowing each business to pursue its own distinct strategy and capital allocation policy. Both TMG and NusaTrip are managed by separate executive teams.

“We believe that separating and listing our principal businesses in 2024 will improve our ability to unlock hidden value for all our stakeholders,” says Raynauld Liang, the Chief Executive Officer of SoPa. “Both TMG and NusaTrip are profitable and have large and growing market opportunities. This new proposed group structure will further increase both their operational agility and ability to focus on delivering exceptional solutions to their customers.”

Mr. Liang further notes, “SoPa’s actions follow the leads of both Johnson & Johnson (JNJ) and Kellogg's (K) spinning out operating subsidiaries and we plan on having the same success.”

About Society Pass Inc.

Founded in 2018 as a data-driven loyalty, fintech and e-commerce ecosystem in the fast-growing markets of Vietnam, Indonesia, Philippines, Singapore and Thailand, which account for more than 80% of the SEA population, and with offices located in Angeles, Bangkok, Ho Chi Minh City, Jakarta, Manila, and Singapore, Society Pass Incorporated (Nasdaq: SOPA) is an acquisition-focused holding company operating 6 interconnected verticals (loyalty, digital media, travel, telecoms, lifestyle, and F&B), which seamlessly connects millions of registered consumers and hundreds of thousands of registered merchants/brands across multiple product and service categories throughout SEA.

Society Pass completed an initial public offering and began trading on Nasdaq under the ticker SOPA in November 2021.

SoPa acquires fast growing e-commerce companies and expands its user base across a robust product and service ecosystem. SoPa integrates these complementary businesses through its signature Society Pass fintech platform and circulation of its universal loyalty points or Society Points, which has entered beta testing and is expected to launch broadly at the beginning of 2023. Society Pass loyalty program members earn and redeem Society Points and receive personalised promotions based on SoPa’s data capabilities and understanding of consumer shopping behaviour. SoPa has amassed more than 3.6 million registered consumers and over 650,000 registered merchants and brands. For the past 2+ years, it has invested in building proprietary IT architecture to effectively scale and support its consumers, merchants, and acquisitions.

Society Pass leverages technology to tailor a more personalised experience for customers in the purchase journey and to transform the entire retail value chain in SEA. SoPa operates Thoughtful Media Group, a Thailand-based, a social commerce-focused, premium digital video multi-platform network; NusaTrip, a leading Indonesia-based Online Travel Agency; VLeisure, Vietnam’s leading provider of hotel management and payment solutions; Gorilla Global, a Singapore-based, mobile network operator; Leflair.com, Vietnam’s leading lifestyle e-commerce platform; and NextGen Retail, a Indonesia-based e-commerce platform.

For more information on Society Pass, please visit:

Website at https://www.thesocietypass.com or

LinkedIn at https://www.linkedin.com/company/societypass or

Facebook at https://www.facebook.com/thesocietypass or

Twitter at https://twitter.com/society_pass or

Instagram at https://www.instagram.com/societypass/.

About Thoughtful Media Group Inc.

Founded in 2010, Thoughtful Media Group is the leading digital advertising platform in SEA. Through our network of more than 10,000 talented creators across multiple industries in Thailand, Vietnam, Indonesia and Philippines, we help brands maximise marketing budgets and achieve business objectives through some of the most innovative marketing campaigns in the region.

In July 2022, Society Pass (Nasdaq: SOPA), the next generation acquisition-focused fintech and e-commerce ecosystem in SEA, acquired Thoughtful Media Group Inc. Since then, TMG has evolved into a digital-first and fully integrated advertising powerhouse, servicing creators and advertisers in SEA.

For more information on TMG, please visit:

Website at www.thoughtfulmedia.com or

LinkedIn at https://www.linkedin.com/company/thoughtful-media-group-inc or

Instagram at https://www.instagram.com/thoughtfulmedia/ or

Facebook at https://www.facebook.com/thoughtfulmediaasia or

Twitter at https://twitter.com/ThoughtfulMedia.

About NusaTrip

Founded in 2013, NusaTrip is a Jakarta, Indonesia-based, IATA-licensed online travel agency that serves both local and global customers and partners by optimizing cutting-edge technology and providing 24/7 customer-centric support team-as-a-service. With its first mover advantage, NusaTrip has onboarded +1.2 million registered users, +500 airlines and +650,000 hotels around the world as well as connected with over 80 million unique visitors. NusaTrip is now a member of Society Pass (Nasdaq: SoPa) ecosystem.

For more information on NusaTrip, please visit:

Website at https://www.nusatrip.com.

LinkedIn at https://www.linkedin.com/company/nusatrip/ or

Instagram at https://www.instagram.com/nusatrip/ or

Facebook at https://www.facebook.com/nusatrip.travel or

Twitter at https://twitter.com/nusatrip.

Cautionary Note Concerning Forward-Looking Statements

This press release may include “forward-looking statements,” within the meaning of applicable securities laws. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate”, “believe”, “estimate”, “expect”, “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements consist of not purely historical statements, including any statements regarding beliefs, plans, expectations, or intentions regarding the future. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including, but not limited to, the ability of the Company to complete the proposed spinout successfully. A discussion of these and other factors, including risks and uncertainties with respect to the Company, is detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while the Company may elect to update these forward-looking statements at some point in the future, it assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law. The Company does not give any assurance that it will achieve its expectations.

Media Contact:

Rokas Sidlauskas

Chief Marketing Officer

rokas@thesocietypass.com